POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Edwin Restrepo his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Embarcadero Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

The undersigned hereby executes this Power of Attorney as of this 19th day of April, 2010.

By:  /s/  Brian Dombkowski______

Name: Brian Dombkowski

        Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Edwin Restrepo his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Embarcadero Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

The undersigned hereby executes this Power of Attorney as of this 22nd day of April, 2010.

By:  /s/  Greg Linn   ______

Name:  Greg Linn

        Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Edwin Restrepo his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Embarcadero Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

The undersigned hereby executes this Power of Attorney as of this 20th day of April, 2010.

By:  /s/ Edward Peterson ____

Name:  Edward Peterson

        Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Edwin Restrepo his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Embarcadero Funds, Inc. (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue of this power of attorney.

The undersigned hereby executes this Power of Attorney as of this 22nd day of April, 2010.

By: _/s/ Mary Avella_____

Name: Mary Avella

        Director